UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 17, 2005

DYNTEK, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-11568	95-4228470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

19700 Fairchild Road, Suite 230, Irvine, California 92612

(Address of principal executive offices)

(949) 271-6700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                                               Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 17, 2005, Brian Bookmeier resigned as a member of the Company’s Board of Directors (the “Board”).

Prior to his resignation, Mr. Bookmeier was nominated by the Board for reelection at the next Annual Meeting of Stockholders to be held on December 13, 2005.  Because Mr. Bookmeier has declined to accept the Board’s nomination to serve another term as director, the proxy holders named in the Company’s statement for the Annual Meeting of Stockholders will vote their proxies in their discretion for any nominee who is designated by the current Board to fill the vacancy created by Mr. Bookmeier’s resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNTEK, INC.

Date: November 23, 2005	By:	Robert I. Webber
Robert I. Webber
President and Chief Financial Officer